Redefining Neuroscience Drug Development January 2025 Exhibit 99.1

Important Disclosures This presentation contains forward-looking statements about Neumora Therapeutics, Inc. (the “Company,” “we,” “us,” or “our”) within the meaning of the federal securities laws, including statements related to: Neumora’s intention to redefine neuroscience drug development by bringing forward the next generation of novel therapies that offer improved treatment outcomes and quality of life for patients suffering from brain diseases; the timing, progress and plans for its therapeutic development programs, including the timing of initiation and data read outs for its programs and studies, program milestones and potential value-creating catalysts, as well as its clinical trial and development plans; future program guidance updates; timing and expectations related to regulatory filings and interactions; its potential to create significant value, probability of success with its proprietary approach and support for the development of its programs; the market opportunity and therapeutic potential of its pipeline; the strength, scope and timing of its intellectual property protection; the safety profiles, differentiation, rationales and suitability for evaluation of navacaprant and its other products candidates, and the probability of success of its study designs and execution; expectations and projections regarding future operating results and financial performance, including the sufficiency of its cash resources and timing of its cash runway; and other statements identified by words such as “could,” “expects,” “intends,” “may,” “plans,” “potential,” “should,” “will,” “would,” or similar expressions and the negatives of those terms. Other than statements of historical facts, all statements contained in this presentation are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties that could cause the actual results to be materially different from the information expressed or implied by these forward-looking statements, including, among others: the risks related to the inherent uncertainty of clinical drug development and unpredictability and lengthy process for obtaining regulatory approvals; risks related to the timely initiation of, enrollment in and any changes to our clinical trials, including slowing enrollment following topline KOASTAL-1 results and anticipated changes to our KOASTAL-2 and/or -3 stuides; risks related to our reliance on third parties, including CROs; risks related to serious or undesirable side effects of our therapeutic candidates; risks related to our ability to utilize and protect our intellectual property rights; and other matters that could affect sufficiency of capital resources to fund operations. For a detailed discussion of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to Neumora’s business in general, please refer to the risk factors identified in the Company’s filings with the Securities and Exchange Commission (SEC), including but not limited to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024 that was filed with the SEC on November 12, 2024. Forward-looking statements speak only as of the date hereof, and, except as required by law, Neumora undertakes no obligation to update or revise these forward-looking statements.

Our Mission We are focused on redefining neuroscience drug development by bringing forward the next generation of novel therapies that offer improved treatment outcomes and quality of life for patients suffering from brain diseases

Redefining Neuroscience Drug Development Built at scale with strong balance sheet; $850M raised since 2021 Cash runway into mid-2026 supporting company growth World-class team with differentiated approach Maximizing probability of success with team and proprietary approach Industry leading CNS pipeline with long-dated IP into the 2040s Multiple value-creating clinical catalysts expected in 2025

Navacaprant MDD Navacaprant BPD NMRA-511 AD Agitation M4 PAM SCZ Navacaprant MDD Navacaprant BPD NMRA-511 AD Agitation Navacaprant MDD Navacaprant BPD Navacaprant MDD Neumora is Tackling One of the Largest Population Health Challenges 1National Institutes of Health. Our Biggest Health Challenges. Accessed December 2023. Note: Figure not intended as launch guidance or order. BPD = Bipolar Depression; MDD = major depressive disorder. *Includes: MDD, BPD, Schizophrenia, Generalized Anxiety Disorder, Post Traumatic Stress Disorder, Substance Use Disorder, Alzheimer's Disease, Parkinson's Disease, Attention-Deficit Hyperactivity Disorder Neumora’s clinical-stage pipeline has potential to reach up to ~40M+ patients with a robust IP runway into 2041+ ~40M+ Patient Opportunity 21M Patient Opportunity Biggest Health Disorders Facing U.S.1 Patients Impacted (M) Diabetes, Obesity & Metabolic Disease Neuropsychiatry & Neurodegenerative Disease* Infectious Disease Heart Disease & Stroke Traumatic Brain Injury Cancer Neumora Focus Area Other Population Health Issue 0 20 40 60 80 100 120 140

Advancing a Leading Neuroscience Pipeline

- **Broad pipeline** addressing some of the most prevalent brain diseases
- Targeting novel mechanisms across a **broad range** of neuropsychiatric and neurodegenerative indications

PROGRAM *Target/Mechanism*	INDICATION *U.S. Prevalence*	Preclinical	Phase 1	Phase 2	Phase 3	MILESTONE *Guidance*
Neuropsychiatry Programs						
Navacaprant (NMRA-140) *KOR Antagonist*	**Major Depressive Disorder** *21M*					**KOASTAL-2 and -3 topline data** *To be updated in 10-K*
	Bipolar Depression *7M*					**Phase 2 data** *2H25*
NMRA-511 *V1aR Antagonist*	**Agitation in Alzheimer's Disease** *6M*					**Phase 1b data** *2H25*
NMRA-266* *M4 Modulator*	**Schizophrenia** *3M*					**Provide update on clinical hold** *as available*
NMRA-M4R *M4 Modulator*	**Schizophrenia** *3M*					**Submit IND for next compound** *1H25*
NMRA-NMDA *NMDA Modulator*	**Schizophrenia** *3M*					
Neurodegeneration Programs						
NMRA-CK1δ *CK1δ Inhibitor*	**ALS/Alzheimer's Disease** *25K/6M*					
NMRA-NLRP3 *NLRP3 Inhibitor*	**Parkinson's Disease** *1M*					
NMRA-GCASE *GCase Activator*	**Parkinson's Disease** *1M*					

ALS = Amyotrophic lateral sclerosis; CK1 δ = Casein Kinase I Isoform delta; GCase = Glucocerebrosidase; IP = Intellectual Property; KOR = kappa opioid receptor; M4R = Muscarinic Acetylcholine Receptor M4; NLRP3 = Nucleotide-binding Domain, Leucine-rich–containing Family, Pyrin Domain–containing-3; NMDA = N-methyl-D-aspartate; V1aR = Vasopressin 1a Receptor.
*Neumora announced on 4/15/24 that NMRA-266 is currently on clinical hold
**All dates are approximate / estimates / projections only

6

MDD Represents a Major Population Health Challenge

MDD is the leading cause of disability worldwide[1]

280M
people worldwide have MDD[1]

21M
adults in the U.S. have MDD[2]; the median onset is ~32.5 years of age

30 years
since a novel mechanism of action was approved for MDD

Many people have inadequate response to medication and experience tolerability issues

85%
of patients either don't receive pharmacological treatment or fail to achieve remission with first-line treatment[3–7]

>70%
of people with MDD experience anhedonia[8]

60–85%
of patients treated with monotherapy[9]

1. World Health Organization. Depressive disorder (depression). Published March 31, 2023. Accessed June 5, 2024. https://www.who.int/news-room/fact-sheets/detail/depression#:~:text=An%20estimated%203.8%25%20of%20the,world%20have%20depression%20(1). 2. National Institute of Mental Health. Major depression. Published January 2022. Accessed May 9, 2022. https://www.nimh.nih.gov/health/statistics/major-depression. 3. Gaynes BN, et al. Cleve Clin J Med. 2008;75:57-66. 4. Corey-Lisle PK, et al. Arch Intern Med. 2004;164:1197-1204 5. Cartwright C, et al. Patient Prefer Adherence. 2016;10:1401-1407. 6. Ramanuj P, et al. BMJ. 2019;365:l835. 7. Moret C, et al. J Psychopharmacol. 2009;23:967-974. 8. Khazanov GK, et al. Behav Res Ther. 2020;125:103507. 9. Kern et al. Treatment patterns and sequences of pharmacotherapy for patients diagnosed with depression in the United States: 2014 through 2019. BMC Psychiatry. (2020) 20:4.
ADT = antidepressant therapy; AE = adverse events

7

The Role of Kappa Opioid Receptor Antagonism in MDD The kappa opioid receptor (KOR) / dynorphin system is a well-characterized pathway, and results from preclinical studies support its potential to modulate depression, anhedonia, and anxiety KOR system overactivation in response to stress and mediation of depressive-like symptoms including anhedonia KOR antagonism may allow DA and 5HT release to return to adaptive levels during reward processing

Phase 2 Placebo-controlled RCT evaluating efficacy and safety of navacaprant in patients with BPD Near-term Clinical Development Plan Focused on MDD and Bipolar Depression with Opportunity for Further Expansion Navacaprant Clinical Development Programs1 KOASTAL-1 Conducted in U.S. Topline data announced Jan. 2025 KOASTAL-2 Conducted in U.S., Canada and Latin America KOASTAL-3 Conducted in U.S. and Europe KOASTAL-LT Open-label extension trial evaluating long-term safety of navacaprant in patients with MDD MDD = Major Depressive Disorder; RCT = Randomized Controlled Trial; BPD = Bipolar Depression 1. Fourth pivotal study for navacaprant not included in current cash runway. Major Depressive Disorder Post-Traumatic Stress Disorder Generalized Anxiety Disorder ADHD Substance Use Disorder Three replicate, placebo-controlled, double-blind RCTs evaluating efficacy and safety of navacaprant in MDD Bipolar Depression Additional Opportunities

KOASTAL Pivotal Study Design

KOASTAL



KOASTAL Pivotal Efficacy Studies
R
1:1
Navacaprant 80 mg QD
Placebo QD
Opportunity to enroll in KOASTAL-LT
Randomized, double-blind treatment
Baseline
WK 1
WK 2
WK 4
WK 6
Key Efficacy Assessments

KOASTAL-1, KOASTAL-2, KOASTAL-3 Summary			
Inclusion Criteria:	• Adults ages 18 – 65 diagnosed with MDD • MADRS ≥ 25 at baseline	Other Secondary Endpoints Include:	Δ from baseline to each timepoint in: • CGI-S and CGI-I • PHQ-9 • HAM-A • SDS
Primary Endpoint:	• Δ from baseline to Week 6 in MADRS total score		
Key Secondary Endpoint:	• Δ from baseline to Week 6 in SHAPS total score	Key Exploratory Endpoints*:	Δ from baseline to each timepoint in: • EQ-5D 5L • WPAI-GH

*Safety Assessments include Change in Sexual Functioning Questionnaire (CSFQ-14)
Δ = Change; CGI-I = Clinical Global Impression-Improvement scale; CGI-S = Clinical Global Impression-Severity scale; EQ-5D 5L = EuroQol-5D 5L; HAM-A = Hamilton Anxiety Rating Scale; MADRS = Montgomery-Åsberg Depression Rating Scale; MDD = Major Depressive Disorder; PHQ-9 = Patient Health Questionnaire-9; QD = once daily; SDS = Sheehan Disability Scale; SHAPS = Snaith-Hamilton Pleasure Scale; wk = week; WPAI-GH = Work Productivity and Activity Impairment Questionnaire – General Health.

10

KOASTAL-1 Topline Data: Demographics and Baseline Characteristics Intent-to-Treat Population Navacaprant n = 191 Placebo N = 192 Age, mean (SD) 40.7 (14.0) 41.1 (13.2) Sex, n (%) Male Female 86 (45.0%) 105 (55.0%) 86 (44.8%) 106 (55.2%) Race, n (%) White Black or African American Asian Other Missing/Unknown 112 (58.6%) 38 (19.9%) 25 (13.1%) 10 (5.2%) 6 (3.1%) 127 (66.1%) 31 (16.1%) 19 (9.9%) 10 (5.2%) 5 (2.6%) Baseline MADRS total score, mean (SD) 32.2 (4.2) 32.8 (4.7) Baseline SHAPS total score, mean (SD) 36.2 (6.2) 36.5 (6.7) MADRS = Montgomery-Åsberg Depression Rating Scale SHAPS = Snaith-Hamilton Pleasure Scale

KOASTAL-1 Topline Data: Primary & Key Secondary Endpoint Improvement Improvement MADRS = Montgomery-Åsberg Depression Rating Scale SHAPS = Snaith-Hamilton Pleasure Scale

KOASTAL-1 Topline Data MADRS: Efficacy Differences Observed Between Female and Male Participants Improvement Improvement ITT = Intent-to-Treat Population MADRS = Montgomery-Åsberg Depression Rating Scale SHAPS = Snaith-Hamilton Pleasure Scale

KOASTAL-1 Topline Data SHAPS: Efficacy Differences Observed Between Female and Male Participants Improvement Improvement ITT = Intent-to-Treat Population MADRS = Montgomery-Åsberg Depression Rating Scale SHAPS = Snaith-Hamilton Pleasure Scale

KOASTAL-1 Topline Data: Favorable Safety Profile Demonstrated Navacaprant was safe and generally well tolerated, with no serious adverse events reported No signal for increased suicidal ideation or suicidal behavior1 Low discontinuation rate due to TEAEs (navacaprant 2.1%; placebo 3.1%) 83.3% of navacaprant- treated patients who completed 6 weeks’ treatment elected to enroll in KOASTAL-LT TEAEs Incidence (>2% in either treatment group) Placebo n=192 Navacaprant n=191 Preferred Terms n (%) n (%) Headache 14 (7.3%) 13 (6.8%) Diarrhea 4 (2.1%) 10 (5.2%) Nasopharyngitis 8 (4.2%) 7 (3.7%) Pruritus 4 (2.1%) 7 (3.7%) Nausea 6 (3.1%) 6 (3.1%) Constipation 6 (3.1%) 5 (2.6%) Insomnia 4 (2.1%) 3 (1.6%) Fatigue 9 (4.7%) 2 (1.0%) Upper respiratory tract infection 6 (3.1%) 2 (1.0%) Dizziness 5 (2.6%) 2 (1.0%) Dry mouth 4 (2.1%) 2 (1.0%) Somnolence 4 (2.1%) 2 (1.0%) Urinary tract infection 4 (2.1%) 2 (1.0%) Back pain 5 (2.6%) 0 1. As measured by Columbia Suicide Severity Rating Scale (C-SSRS)

Navacaprant Development Program Key Learnings & Next Steps

KOASTAL-1 key learnings based on comprehensive analytics with topline data

- Higher placebo response rate than expected
- Males demonstrated especially high placebo response (14 points) and lower drug responses
- Encouraging trends in depressed mood and anhedonia in females
- Higher proportion of males in study (45%) relative to recent comparable MDD studies (~30%)
- Navacaprant was well-tolerated with notable AEs (pruritus) observed
- Full dataset, including PK data, forthcoming for analysis

Potential adjustments to navacaprant development program

- Analyzing integrated data from Phase 2 and KOASTAL-1 (~600 patients) to inform predictors of placebo response, drug/placebo difference and potential female/male differences for near-term adjustments to KOASTAL-2 and -3
  - Optimize site selection
  - Enhance medical monitoring to identify optimal patients
- Assessing significance of sex-based differences
  - To date, KOASTAL-2 and -3 have enrolled more females than KOASTAL-1
  - Regulatory path for female-only development if warranted based on additional data
  - ~70% of MDD prescriptions are written for females according to IQVIA

Neumora plans to provide additional information and update program guidance in 10-K

16

Navacaprant Well-Suited for Evaluation in Bipolar Depression

Signal-Seeking Study Designed to Efficiently Generate Data to Inform Development Path

Strong Rationale for Efficacy in Bipolar Depression

- Depressed mood and anhedonia are highly prevalent and clinically relevant symptoms in BPD[1]
- Navacaprant has demonstrated efficacy in treating depressed mood and anhedonia in MDD in Phase 2
- Results from this proof-of-concept study will inform further development of navacaprant in bipolar disorder
  - *Potential to develop in broader bipolar disorder populations*

Bipolar II Depression Signal-Seeking Study



R
1:1
Navacaprant 80 mg QD (n = 30)
Placebo QD (n = 30)
Randomized, double-blind treatment
Baseline
WK 1
WK 2
WK 4
WK 6

BIPOLAR II DEPRESSION SIGNAL-SEEKING STUDY	
Inclusion Criteria:	• Adults ages 18 – 65 experiencing an MDE associated with bipolar II depression • MADRS ≥ 25 at baseline
Primary Endpoint:	Δ from baseline to Week 6 in MADRS total score
Other Endpoints Include*:	Δ from baseline to Week 6 in: • SHAPS total score • PGIS-Anhedonia total score • CGI-BP-S total score
Statistics:	• Study not powered to demonstrate statistical significance • Designed as a signal-seeking study; effect size will inform the potential future development of navacaprant in bipolar depression

*Safety Assessments include Columbia-Suicide Severity Rating Scale (C-SSRS), Young Mania Rating Scale (YMRS), Change in Sexual Functioning Questionnaire (CSFQ-14)
Δ = Change; QD = once daily; MADRS = Montgomery-Åsberg Depression Rating Scale; SHAPS = Snaith-Hamilton Pleasure Scale; DARS = Dimensional Anhedonia Rating Scale; PGIS-Anhedonia = Patient Global Impression of Severity – Anhedonia; CGI-BP-S = Clinical Global Impressions Scale for Use in Bipolar Illness – Severity
[1]Whitton AE., et al. 2023. [2]Krystal, AD., et al. 2020.

17

Rationale Vasopressin plays a role in the regulation of aggression, affiliation, stress and anxiety response Indication Agitation in Alzheimer’s disease Status Phase 1b study underway with data anticipated in 2H25 Drug Profile Oral, BID dosing Strong IP Protection Expect exclusivity through 2042+, based on composition of matter protection and estimated patent term extension NMRA-511 is a Best-in-Class Vasopressin 1a Receptor Antagonist with Broad Potential Across Neuropsychiatric Disorders

Alzheimer's Disease Agitation Represents in Large Market Opportunity with Significant Unmet Need

Agitation in Alzheimer's disease impacts a significant portion of the U.S. population; that number is expected to increase as the population ages[1]

U.S. Adults with Alzheimer's Disease (M)[1]


13M
~7M
14
13
12
11
10
9
8
7
2024
2050

>70%

of people with AD experience agitation at some point in their disease[2]

Significant unmet medical need exists in this population[3]

Agitation is among the most disruptive symptoms of AD. It is associated with greater caregiver stress, increased morbidity and mortality and earlier placement in long-term care facilities. The only currently approved product carries a black-box warning for mortality in elderly people.

[1]Alzheimer's Association. Alzheimer's Disease Facts and Figures. May 2024. [2] Ijaopo et al., 2017., Translational Psychiatry.; [3]Koenig et al., 2016, Current Psychiatry.

19

Several Lines of Evidence Indicate that V1a Receptor Antagonists Have Therapeutic Potential for Reducing Symptoms of Agitation

The vasopressin system modulates social-emotional, anxiety and threat-related behaviors across species

- V1aR expression patterns critically affect social behavior[1-5]
- Rodent selection lines bred for aggression or anxiety show dysregulated vasopressin release and HPA axis functioning[6]
- Vasopressin-deficient rodents display impaired responses to threat stimuli, reduced anxiety and depressive-like behaviors, and impaired aggression toward intruders[7-9]

In healthy volunteers, vasopressin enhances reactivity to threatening stimuli and disrupts emotional control[1-2]

- Exogenously administered vasopressin increases autonomic responsiveness to threat stimuli and increases anxiety[2]
- V1a antagonist administration suppresses anxiety induced by unpredictable threats[10]

Positive association between vasopressin and aggression in people with personality disorders[11]



r=0.54
n=26
P=.005
CSF AVP Concentration, pg/mL
14
12
10
8
6
4
2
0
2
4
6
8
LHA Aggression Against Persons Score

Figure 1. *Correlation between Aggression Against Persons (the fighting and assault items) scores on the Life History of Aggression (LHA) assessment and cerebrospinal fluid (CSF) arginine vasopression (AVP) concentrations in 26 individuals who met the DSM-IV criteria for personality disorder.*

In HD irritability, an investigational V1a receptor antagonist reduced an exploratory endpoint measuring aggression[12]

Together, these data support the development of a V1a receptor antagonist for the treatment of symptoms of agitation, aggression, and anxiety

[1]Ebstein et al., 2009, New York Academy of Sciences.; [2]Thompson et al., 2006, PNAS.; [3]Insel et al., 2010, *Neuron Review*, PNAS; [4]Carter et al., 1995, Neuroscience Biobehavioral Review.; [5]Wang et al., 1994, PNAS.; [6]Veenema and Neumann, 2007, Brain behavior, evolution.; [7]Zelena et al., 2009, Journal of Endocrinology.; [8]Mlynarik et al., 2007, Hormones and Behavior.; [9]Fodor et al., 2014, Psychoneuroendocrine.; [10]Lago et al., 2021, Psychopharmacology.; [11]Coccaro et al., 1998., JAMA Psychiatry.; [12]Maibach et al., 2022, Personalized Medicine.

HPA = hypothalamic-pituitary-adrenal

20

NMRA-511 Profile Supports Advancement into Alzheimer’s Disease Agitation Best-in-Class Pharmacology1 Strong Pre-Clinical Data Translates to Humans2 PK and Safety Data from Phase 1 Support Advancement1 Highly potent at V1a High selectivity over V1b, V2, and oxytocin receptors Excellent brain penetration Robust pharmacodynamic (PD) effect in rodents Robust activity in a marmoset ‘human threat test’ model of stress/anxiety NMRA-511 was safe and very well-tolerated in Phase 1 SAD/MAD study NMRA-511 was safe and well-tolerated in healthy elderly volunteers 1NMRA Data on File. 2Wallace et al., 2022., Presented at the American College of Neuropsychopharmacology 2022 Annual Congress.

NMRA-511 Signal Seeking Study in Alzheimer's Disease Agitation

Part A: 2-Week Evaluation Period Enrolling Healthy Elderly Participants



R
1:1
NMRA-511 20 mg BID (n=6)
Placebo BID (n=2)
Randomized, double-blind treatment
Baseline
WK 2

Part B: 8-Week Evaluation Period Enrolling People with Alzheimer's Disease Agitation (ADA)



R
1:1
NMRA-511 20 mg BID (n=44)
Placebo BID (n=44)
Randomized, double-blind treatment
Baseline
WK 1
WK 2
WK 4
WK 7
WK 8

NMRA-511 Phase 1b Study	
Part A Inclusion Criteria:	• Healthy elderly adult participants aged 65-80 years
Part B Inclusion Criteria:	• Adults aged 55-90 years with mild-severe dementia (MMSE score of 5-24) and clinically significant agitation (CMAI total score 45-100)
Part B Primary Endpoint:	• Δ from baseline to Week 8 in CMAI total score
Part B Other Endpoints Include*:	Δ from baseline to Week 8 in: • CGI-S Agitation total score • mADCS-CGIC total score • Caregiver Diary of participant agitation, aggression, and/or anxious behaviors • NPI total score
Statistics:	• Study not powered to demonstrate statistical significance • Designed as a signal-seeking study; effect size will inform the potential future development of NMRA-511 in ADA

*Safety Assessments include adverse events, clinical laboratory, vital signs, physical examination, 12-lead electocardiogram (ECG), Columbia-Suicide Severity Rating Scale (C-SSRS).
Δ = Change; BID = twice daily; CMAI = Cohen-Mansfield Agitation Inventory; MMSE =Mini-Mental State Examinations; CGI = Clinical Global Impression of Change for Agitation; mADCS-CGIC = mADCS-CGIC Agitation modified Alzheimer's Disease Cooperative Study – Clinical Global Impression of Change for Agitation; NPI = Neuropsychiatric Inventory.

22

M4 PAM Franchise: Potentially Differentiated M4R PAMs for Schizophrenia

M4 Franchise Target Profile

Pharmacology
Neumora has multiple series of chemically distinct, highly selective M4 muscarinic receptor PAMs for antipsychotic-like efficacy with the potential for improved safety profile

Indication
Schizophrenia

Epidemiology
Estimated 3 million patients in the U.S. with schizophrenia[1]

Target Drug Profile
Oral, once-daily

Strong IP Protection Across Franchise
Expect exclusivity through 2042+, based on composition of matter protection and estimated patent term extension

Expected Milestones
- Submit IND for a NMRA-M4R compound in 1H25



Endogenous pathways
Enhanced in disease
Drug impact
Pre-synaptic neuron
M4R
NMRA-M4R
Neurotransmitter
Positive allosteric modulator of the M4 muscarinic receptor
Synaptic cleft
In SZ, hyperactivity of striatal dopamine and cortical glutamate contribute to disease pathology
STRIATAL DOPAMINE HYPERACTIVITY
CORTICOSTRIATAL GLUTAMATE HYPERACTIVITY
Dopamine receptor
Dopamine
Overactive dopamine pathways
ACh
DA
Glu
Glutamatergic receptor
Glutamate
Overactive glutamate pathways

[1]Wander, C. *Am J Manag Care*. 2020;26:S62-S68. [2]NMRA data on file; [3]CERE Company data.
Note: Data on this slide is presented for illustrative purposes only and the data for emraclidine were not derived from Neumora clinical trials or preclinical studies.
PAM = positive allosteric modulator

23

Pre-Clinical Pipeline of Four Novel Programs, Each with A Strong Biological Rationale

NMRA-CK1δ

Focused on inhibiting the protein casein kinase-1δ (CK1δ) to reduce levels of the pathological form of TDP-43 and slow disease progression in ALS

Potential Indications

ALS, Alzheimer's disease

CK1δ phosphorylates TDP-43, a key driver of TDP-43-driven pathology in ALS



ALS PATHOLOGY
Motor neuron
TDP-43 aggregation can promote neurodegeneration
NMRA-CK1δ
Toxic TDP-43 aggregates
CK1δ
ATP
Phosphorylation
TDP-43

NMRA-NMDA

NMDA receptor hypofunction is a leading hypothesis for the cause of schizophrenia.

Potential Indications

SCZ

NMDA PAMs can selectively enhance physiological NMDAR function and decrease network hypersynchrony observed in SCZ



Principal neuron
Glutamate
NMRA-NMDA PAM
Hypofunctional NMDAR
NMDA receptor-dependent signaling
SZ PATHOLOGY
GABA
Understimulated GABA pathways
Dopamine
Overstimulated dopamine pathways

NMRA-NLRP3

Focused on inhibiting the NLRP3 inflammasome to modulate the immune response in neurodegeneration

Potential Indications

Parkinson's disease

NLRP3 inflammasome is activated in microglia in response to disease linked proteins such as α-synuclein, leading to proinflammatory signaling



NMRA-NLRP3
PD PATHOLOGY
Neurodegeneration
Pro-inflammatory cytokine release (e.g., IL-1β)
Toxic α-synuclein aggregates
NLRP3
IL-1β
Dysfunctional mitochondria
mitoROS
Pro IL-1β
Cleavage
NLRP3 inflammasome complex formation

NMRA-GCASE

Focused on elevating activity of the GCase enzyme, which is encoded by the GBA1 gene, and may help to degrade toxic a-synuclein aggregates

Potential Indications

Parkinson's disease

GCase deficiencies lead to lysosomal dysfunction and the accumulation of alpha-synuclein, a hallmark of Parkinson's



PD PATHOLOGY
Dopaminergic neuron
NMRA-GCase
GCase
Toxic α-synuclein aggregates
Increased lysosome function
α-synuclein degradation
In PD, mutant Gcase results in accumulation of α-synuclein
Lewy bodies

PAM = positive allosteric modulator; SCZ = schizophrenia; ALS = Amyotrophic lateral sclerosis; CK1 δ = Casein Kinase

24

Redefining Neuroscience Drug Development Built at scale with strong balance sheet; $850M raised since 2021 Cash runway into mid-2026 supporting company growth World-class team with differentiated approach Maximizing probability of success with team and proprietary approach Industry leading CNS pipeline with long-dated IP into the 2040s Multiple value-creating clinical catalysts expected in 2025

Appendix

Led by Experienced Company Builders and Leading Neuroscience Drug Developers Leadership Paul L. Berns Co-Founder and Executive Chairman Carol Suh Chief Operating Officer and Co-Founder Henry Gosebruch Chief Executive Officer Mary Chamberlain-Tharp, Ph.D. Chief Business Officer Nick Brandon, Ph.D. Chief Scientific Officer Lori Houle Chief Quality Officer Amy Sullivan Chief Human Resources Officer Raj Manchanda, Ph.D. Chief Technical Operations Officer Bill Aurora, Pharm.D. Chief Strategy Officer Joshua Pinto, Ph.D. Chief Financial Officer Rob Lenz, MD, Ph.D. Head of Research & Development Board of Directors Paul L. Berns Co-Founder, Executive Chair Henry Gosebruch President & Chief Executive Officer Kristina Burow Managing Director, ARCH Venture Partners Matthew K. Fust Biotechnology Advisor Alaa Halawa Executive Director, Mubadala Capital Maykin Ho, Ph.D. Retired Partner, Goldman Sachs David Piacquad Biotechnology Advisor Jason Duncan Chief Legal Officer Kaya Pai Panandiker Chief Commercial Officer

Changes from Phase 2 to Phase 3 to Strengthen Navacaprant Probability of Success

	Phase 2	Phase 3 KOASTAL	Rationale
Study Design			
Study Population	Included Mild to Moderate MDD	Moderate to Severe MDD	FDA guidance for drug development in MDD
Primary Endpoint	CFB to Week 8 in HAMD-17	CFB to Week 6 in MADRS	MADRS better suited to navacaprant pharmacology
Inclusion Criteria	Mild-to-severe depression (HAMD-17 ≥ 14)	Moderate-to-severe depression (MADRS ≥ 25)	FDA guidance for drug development in MDD
Study Execution			
Assessment Schedule	Week 4 & 8	Week 1, 2, 4, & 6	Detect earlier onset of treatment effect
Placebo-Control Reminder Script	N/A	Placebo-Control Reminder Script employed	Minimize placebo effect
Raters	Decentralized	Centralized	Minimize rater bias and variability
Rater Quality Surveillance	N/A	Study Insight Analytics	Near real-time monitoring of site performance & blinded demographic and baseline scale data to ensure eligibility
Medical Monitoring	Adequate	Substantial	
Data & Analytics Approach	N/A	Substantial	Near real-time oversight & quality control
Site Selection	Adequate: 40 sites	Stringent: 55-70 sites per study	Careful selection of sites based on objective performance data
Geography	US only	Global	

CFB = change from baseline; FDA = US Food & Drug Administration; HAMD-17 = Hamilton Depression Rating Scale – 17-item; MADRS = Montgomery-Åsberg Depression Rating Scale; MDD = major depressive disorder; N/A = not applicable

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KOASTAL-1 Topline Study Summary Results   MADRS Total Score SHAPS Total Score Outcome Navacaprant 80 mg Placebo  LSMD Navacaprant 80 mg Placebo LSMD ITT population CFB at Week 6 (Primary Endpoint) -12.5 (n = 191) -12.5 (n = 192) 0.0 (p = 0.993) -5.8 (n = 191) -5.5 (n = 192) -0.3 (p = 0.648) Female population CFB at Week 6 -14.0 (n = 105) -11.4 (n = 106) -2.7 (p = 0.072) -7.2 (n = 105) -4.9 (n = 106) -2.3 (p = 0.015) Male population CFB at Week 6 -10.6 (n = 86) -13.8 (n = 86) 3.2 -- -4.3 (n = 86) -6.3 (n = 86) 2.0 -- CFB = change from baseline; LSMD = difference in LS mean change from baseline between navacaprant and placebo groups generated from mixed-effects model for repeated measures. Subgroup analysis for male or female are pre-specified. The KOASTAL-1 study enrolled 383 adult patients with Major Depressive Disorder (MDD)

U.S. MDD diagnosed, pharmacologically treated prevalent population (2018-41F) Millions of people Navacaprant Would Enter Large MDD Market with a Highly Differentiated Profile 1Kern et al. Treatment patterns and sequences of pharmacotherapy for patients diagnosed with depression in the United States: 2014 through 2019. BMC Psychiatry. (2020) 20:4. U.S. Census Population Projections; DRG; Datamonitor; National Survey of Drug Use and Health 2018, 2019, 2020, 2021; Torre et al. (2021); L.E.K. research and analysis CCAE = IBM MarketScan Commercial Database; MDCD = IBM Market Scan Multi-State Database; MDCR = IBM MarketScan Medicare Supplemental Database IQVIA claims data suggests higher patient volume of 75% of patients using a pharmacologic treatment GROWTH IN ADDRESSABLE MDD MARKET EXPECTED IN-LINE WITH POPULATION GROWTH Treatment Line CCAE MDCD MDCR Optum 1st 79.6% 82.1% 84.6% 81.7% 2nd 67.3% 67.8% 69.3% 66.1% 3rd 63.9% 64.9% 67.2% 62.1% 4th 61.4% 61.4% 68.1% 60.0% Monotherapy treatment rates across lines of therapy 60-80% of MDD patients across lines of therapy are treated with a monotherapy agent1

Schizophrenia Market Supports Multiple Treatment Options

Historically the schizophrenia market has supported multiple branded products with similar MOAs, with new entrants driving higher overall market sales volume

Sales of Branded 5-HT2 to D2 Receptor Antagonists (1995 – 2013)

Product	Launch Year	Peak Sales
Risperdal	1994	> $4.2
Zyprexa	1996	> $5.0
Seroquel	1997	> $5.8
Abilify	2002	~ $4.6



Sales ($M)
12,000
10,000
8,000
6,000
4,000
2,000
0
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Zyprexa Risperdal Seroquel Abilify

Sources: EvaluatePharma, L.E.K. interviews, research, and analysis; GK associates "The order of entry effect in prescription (Rx) and over the counter (OTC) pharmaceutical drugs", International Journal of Pharmaceutical and Healthcare, Marketing Vol. 2 No. 1, 2008 pp. 35 46. MOA = Mechanism of Action.

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